UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
April 18, 2005
(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)

200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)

(601) 442-1601
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Company issued a press release dated April 22, 2005 announcing the death of Robert A. Stanger, a member of the Company’s Board of Directors. Mr. Stanger died on April 18, 2005.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated April 22, 2005 announcing the death of Robert A. Stanger.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
April 22, 2005	By:	/s/ John S. Weatherly
John S. Weatherly
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated April 22, 2005 announcing the death of Robert A. Stanger.

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